CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
                                      1350)

     I, Michael Kibler, as the Chairman and Chief Executive Officer of US 1 Industries, Inc., certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q for the period ended June 30, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of US 1 Industries, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.




     Dated:   August 13, 2003       /s/Michael Kibler
                                    __________________________
                                     Michael Kibler
                                     Chief Executive Officer




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to US1 Industries, Inc and will be retained by US1 Industries, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
                                      1350)

     I, Harold Antonson, as Senior Vice President and Chief Financial Officer of US 1 Industries, Inc., certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q for the period ended June 30, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of US 1 Industries at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.




     Dated:   August 13, 2003       /s/ Harold Antonson
                                    _____________________________
                                     Harold Antonson
                                     Chief Financial Officer




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to US1 Industries, Inc and will be retained by US1 Industries, Inc and furnished to the Securities and Exchange Commission or its staff upon request.